Press Release

Contact
Kathy Ta
Vice President, Investor Relations
(408) 601-5697

MAXIM INTEGRATED REPORTS RESULTS FOR THE THIRD QUARTER OF FISCAL 2021

•Revenue: $665 million
•Gross Margin: 66.6% GAAP (67.4% excluding special items)
•EPS: $0.81 GAAP ($0.82 excluding special items)

SAN JOSE, CA – April 27, 2021 – Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $665 million for its third quarter of fiscal 2021 ended March 27, 2021, a 6% increase from the $628 million revenue recorded in the prior quarter, and a 18% increase from the same quarter of last year.

“Maxim delivered record revenue in the March quarter, with sequential growth in all end markets. On a year-over-year basis, Automotive and Industrial revenue grew the strongest and comprised 64 percent of the total, up from 58 percent in the same quarter last year. In addition, progress toward closure of our merger with Analog Devices is on track,” said Tunc Doluca, President and Chief Executive Officer.

Fiscal Year 2021 Third Quarter Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the March quarter was $0.81. The results were affected by $8 million in pre-tax special items which primarily consisted of $3 million in charges related to the upcoming combination with Analog Devices, and $11 million of expenses related to prior acquisitions, which were partially offset by $7 million of other income from settlement of extinguished debt. GAAP earnings per share, excluding special items was $0.82. An analysis of GAAP versus GAAP excluding special items is provided in this press release.

Cash Flow Items
At the end of the third quarter of fiscal 2021, total cash, cash equivalents and short-term investments were $2.0 billion, up $228 million from the prior quarter.
Notable items included:
•    Cash flow from operations: $271 million
•    Capital expenditures: $16 million

Trailing twelve months free cash flow was $796 million. Free cash flow is a non-GAAP measure and is defined by cash flow from operations less capital expenditures.

Dividend and Stock Repurchase
Per the terms of the Merger Agreement between the Company and Analog Devices, we will not declare dividends that would have been paid in the upcoming months of June and September and our stock repurchase program remains suspended.

Due to the pending merger with Analog Devices, Maxim Integrated will not be hosting a quarterly earnings conference call and has suspended the practice of providing forward-looking guidance. Investors are requested to review our Investor Relations website for the quarterly financial highlights and SEC filings for the latest updates on the pending transaction with Analog Devices.

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	March 27, 2021	December 26, 2020	March 28, 2020
	(in thousands, except per share data)
Net revenues	$665,029	$628,288	$561,916
Cost of goods sold	222,144	211,866	195,479
Gross margin	442,885	416,422	366,437
Operating expenses:
Research and development	109,228	114,802	109,091
Selling, general and administrative	76,544	80,153	71,643
Intangible asset amortization	846	943	756
Severance and restructuring expenses	155	3,327	523
Other operating expenses (income), net	8,848	3,532	1,077
Total operating expenses	195,621	202,757	183,090
Operating income	247,264	213,665	183,347
Interest and other income (expense), net	(2)	(3,202)	(1,622)
Income before taxes	247,262	210,463	181,725
Provision for (benefit from) income taxes	27,199	26,518	20,535
Net income	$220,063	$183,945	$161,190

Earnings per share:
Basic	$0.82	$0.69	$0.60
Diluted	$0.81	$0.68	$0.59

Shares used in the calculation of earnings per share:
Basic	267,892	267,299	269,003
Diluted	271,396	270,792	271,579

Dividends paid per share	$—	$—	$0.48

SCHEDULE OF SPECIAL ITEMS
(Unaudited)
	Three Months Ended
	March 27, 2021	December 26, 2020	March 28, 2020
	(in thousands)
Cost of goods sold:
Intangible asset amortization	$4,430	$5,569	$3,111
Merger-related expenses (1)	—	1,059	—
Cost of COVID-19 response programs	638	565	2,025
Total	$5,068	$7,193	$5,136

Operating expenses:
Merger-related expenses (1)	$2,546	$8,161	$—
Intangible asset amortization	846	943	756
Severance and restructuring	155	3,327	523
Other operating expenses (income), net	6,302	120	1,077
Total	$9,849	$12,551	$2,356

Interest and other expense (income), net	$(7,359)	$(5,131)	$(587)
Total	$(7,359)	$(5,131)	$(587)

(1) Includes ADI merger related expenses such as accelerated stock-based compensation expense resulting from the acceleration of certain RSAs and RSUs, and other legal and professional services.

CONSOLIDATED BALANCE SHEETS
(Unaudited)
	March 27, 2021	December 26, 2020	March 28, 2020
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$2,033,973	$1,796,961	$1,638,667
Short-term investments	—	8,879	47,109
Total cash, cash equivalents and short-term investments	2,033,973	1,805,840	1,685,776
Accounts receivable, net	571,042	485,773	378,273
Inventories	242,343	261,476	220,686
Other current assets	27,440	36,004	25,288
Total current assets	2,874,798	2,589,093	2,310,023
Property, plant and equipment, net	543,848	541,013	564,636
Intangible assets, net	70,891	76,166	44,642
Goodwill	562,541	562,540	532,251
Other assets	120,149	114,058	97,383
TOTAL ASSETS	$4,172,227	$3,882,870	$3,548,935

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$102,263	$96,959	$83,519
Price adjustment and other revenue reserves	214,366	180,215	111,235
Income taxes payable	53,694	35,197	39,809
Accrued salary and related expenses	128,553	99,057	122,220
Accrued expenses	35,627	44,969	31,143
Total current liabilities	534,503	456,397	387,926
Long-term debt	995,100	994,741	993,663
Income taxes payable	351,738	362,214	434,415
Other liabilities	141,721	143,457	112,988
Total liabilities	2,023,062	1,956,809	1,928,992

Stockholders' equity:
Common stock	268	268	267
Additional paid-in capital	47,801	42,963	—
Retained earnings	2,117,161	1,897,098	1,632,325
Accumulated other comprehensive loss	(16,065)	(14,268)	(12,649)
Total stockholders' equity	2,149,165	1,926,061	1,619,943
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$4,172,227	$3,882,870	$3,548,935

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three months ended
	March 27, 2021	December 26, 2020	March 28, 2020
	(in thousands, except per share data)
Cash flows from operating activities:
Net income	$220,063	$183,945	$161,190
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	20,878	31,209	23,403
Depreciation and amortization	24,552	24,141	24,141
Deferred taxes	1,601	(1,782)	(3,161)
Loss from disposal of property, plant and equipment	124	164	145
Fair value of contingent consideration	5,835	—	—
Other adjustments	2,413	(1,220)	3,265
Changes in assets and liabilities:
Accounts receivable	(85,236)	(36,401)	(29,931)
Inventories	18,950	4,042	3,308
Other assets	(4,875)	(9,868)	(4,710)
Accounts payable	(719)	8,945	(2,655)
Price adjustment and other revenue reserves	34,118	35,964	5,998
Income taxes payable	8,021	(16,408)	2,174
All other accrued liabilities	25,715	(12,232)	26,624
Net cash provided by operating activities	271,440	210,499	209,791
Cash flows from investing activities:
Purchases of property, plant and equipment	(16,229)	(16,485)	(17,068)
Proceeds from sales of property, plant and equipment	16	63	97
Proceeds from sales of available-for-sale securities	—	1,500	—
Proceeds from maturity of available-for-sale securities	8,876	6,600	15,485
Purchases of investments in privately-held companies	(1,235)	(26)	(120)
Proceeds from sale of investments in privately-held companies	—	14	173
Other investing activities	—	—	(50)
Net cash provided by (used in) investing activities	(8,572)	(8,334)	(1,483)
Cash flows from financing activities:
Contingent consideration paid	(10,000)	—	—
Net issuance of restricted stock units and awards	(15,932)	(18,966)	(11,570)
Proceeds from stock options exercised	76	175	7,810
Issuance of common stock under employee stock purchase program	—	18,498	—
Repurchase of common stock	—	—	(157,003)
Dividends paid	—	—	(129,072)
Net cash used in financing activities	(25,856)	(293)	(289,835)
Net increase (decrease) in cash, cash equivalents and restricted cash	237,012	201,872	(81,527)
Cash, cash equivalents and restricted cash
Beginning of period	$1,803,719	$1,601,847	$1,720,194
End of period	$2,040,731	$1,803,719	$1,638,667

Total cash, cash equivalents, and short-term investments	$2,033,973	$1,805,840	$1,685,776

Cash, cash equivalents and restricted cash:
Cash and cash equivalents	$2,033,973	$1,796,961	$1,638,667
Restricted cash in Other assets	6,758	6,758	—
Total cash, cash equivalents and restricted cash	$2,040,731	$1,803,719	$1,638,667

ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended
	March 27, 2021	December 26, 2020	March 28, 2020
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special items:
GAAP gross profit	$442,885	$416,422	$366,437
GAAP gross profit %	66.6%	66.3%	65.2%
Special items:
Intangible asset amortization	4,430	5,569	3,111
Merger-related expenses (1)	—	1,059	—
Cost of COVID-19 response programs	638	565	2,025
Total special items	5,068	7,193	5,136
GAAP gross profit excluding special items	$447,953	$423,615	$371,573
GAAP gross profit % excluding special items	67.4%	67.4%	66.1%

Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special items:
GAAP operating expenses	$195,621	$202,757	$183,090
Special items:
Merger-related expenses (1)	2,546	4,750	—
Intangible asset amortization	846	943	756
Severance and restructuring	155	3,327	523
Other operating expenses (income), net	6,302	3,531	1,077
Total special items	9,849	12,551	2,356
GAAP operating expenses excluding special items	$185,772	$190,206	$180,734

Reconciliation of GAAP net income to GAAP net income excluding special items:
GAAP net income	$220,063	$183,945	$161,190

Special items:
Intangible asset amortization	5,276	6,512	3,867
Merger-related expenses (1)	2,546	9,220	—
Cost of COVID-19 response programs	638	565	2,025
Severance and restructuring	155	3,327	523
Other operating expenses (income), net	6,302	120	1,077
Interest and other expense (income), net	(7,359)	(5,131)	(587)
Pre-tax total special items	7,558	14,613	6,905
Other income tax effects and adjustments (2)	(5,928)	(1,616)	(2,101)
GAAP net income excluding special items	$221,693	$196,942	$165,994

GAAP net income per share excluding special items:
Basic	$0.83	$0.74	$0.62
Diluted	$0.82	$0.73	$0.61

Shares used in the calculation of earnings per share excluding special items:
Basic	267,892	267,299	269,003
Diluted	271,396	270,792	271,579

(1) Includes ADI merger related expenses such as accelerated stock-based compensation expense resulting from the acceleration of certain RSAs and RSUs, and other legal and professional services.
(2) Includes tax effect of pre-tax special items and miscellaneous tax adjustments.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special items related to the cost of COVID-19 response programs; ADI merger-related expenses; intangible asset amortization; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. We defined free cash flow as net cash provided from operations less gross capital expenditures. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated’s current performance. Many analysts covering Maxim Integrated use non-GAAP measures as well. Given management’s use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated’s current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated’s core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP Gross Profit Excluding Special Items
The use of GAAP gross profit excluding special items allows management to evaluate the gross margin of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization, ADI merger-related expenses and cost of COVID-19 response programs. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated’s core businesses.

GAAP Operating Expenses Excluding Special Items
The use of GAAP operating expenses excluding special items allows management to evaluate the operating expenses of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; ADI merger-related expenses severance and restructuring, and other operating expenses (income), net. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP Provision for Income Taxes Excluding Special Items
The use of a GAAP provision for income taxes excluding special items allows management to evaluate the provision for income taxes across different reporting periods on a consistent basis, independent of special items. Special items include the tax impact of pre-tax special items, significant tax audit settlements, significant prior year tax reserve adjustments, significant tax legislation, and significant non-recurring and period specific tax items, which vary in size and frequency.

GAAP Net Income and GAAP Net Income per Share Excluding Special Items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; ADI merger-related expenses; cost of COVID-19 response programs; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. In addition, they are important components of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated’s core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
Except for historical information, this press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including but not limited to the Company’s belief that progress toward closure of its merger with Analog Devices is on track. These statements involve risk and uncertainty. Actual results could differ materially from those forecasted, based upon, among other things, general market and economic conditions, regulatory approvals, supply constraints, market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one or more of our large customers, customer cancellations and price competition, as well as other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2020 (the “Form 10-K”). The Form 10-K may be found at
https://www.sec.gov/Archives/edgar/data/743316/000074331620000025/0000743316-20-000025-index.htm.

All forward-looking statements included in this news release are made as of the date hereof and based on the information available to the Company as of the date hereof. The Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
Maxim Integrated, an engineer’s engineering company, exists to solve the designer’s toughest problems in order to empower design innovation. Our broad portfolio of high-performance semiconductors, combined with world-class tools and support, delivers essential analog solutions including efficient power, precision measurement, reliable connectivity and robust protection along with intelligent processing. Designers in application areas such as automotive, communications, consumer, data center, healthcare, industrial and IoT trust Maxim to help them quickly develop smaller, smarter and more secure designs. Learn more at https://www.maximintegrated.com.

Source: Maxim Integrated Investor Relations